SCHEDULE 14A INFORMATION

          Proxy Statement Pursuant to Section 14(a) of the Securities
                     Exchange Act of 1934 (Amendment No. )

Filed by the Registrant (X)
Filed by a Party other than the Registrant ( )

Check the appropriate box:

( )  Preliminary Proxy Statement       ( )  Confidential, for Use of the
                                            Commission Only (as permitted
                                            by Rule 14a-6(e)(2))
(X)  Definitive Proxy Statement
( )  Definitive Additional Materials
( )  Soliciting Material Pursuant to Section 240.14a-11(c) or Section 240.14a-12

                             USLICO Series Fund
                (Name of Registrant as Specified in its Charter)

      (Name of Person(s) Filing Proxy Statement, if other than Registrant)

Payment of Filing Fee (Check the appropriate box):

(X)  No fee required

( )  Fee computed on table below per Exchange Act Rules 14a-6(i)(4) and 0-11.

     1) Title of each class of securities to which transaction applies:

     2) Aggregate number of securities to which transaction applies:

     3) Per unit price or other underlying value of transaction computed pursuant to Exchange Act Rule 0-11 (Set forth the amount on which the filing fee is calculated and state how it was determined):

     4) Proposed maximum aggregate value of transaction:

     5) Total fee paid:

( )  Fee paid previously with preliminary materials.

( ) Check box if any part of the fee is offset as provided by Exchange Act Rule 0-11(a)(2) and identify the filing for which the offsetting fee was paid previously. Identify the previous filing by registration statement number, or the Form or Schedule and the date of its filing.

     1) Amount Previously Paid:

     2) Form, Schedule, or Registration Statement No.:

     3) Filing Party:

     4) Date Filed:

                               USLICO SERIES FUND
               4601 NORTH FAIRFAX DRIVE, ARLINGTON VIRGINIA 22203

                                                                 August 26, 1999

Dear Shareholder:

      A Special Meeting of the Shareholders of the USLICO Series Fund will be held at 2:00 p.m. Eastern Time on September 23, 1999, at the offices of the Fund. Formal notice of the Meeting appears on the next page, followed by the proxy statement. We hope that you can attend the meeting in person; however, we urge you in any event to vote your shares by completing and returning the enclosed proxy card in the envelope provided at your earliest convenience.


      At the Meeting, you will be asked to consider election of the Board of Trustees; approving a new subadvisory agreement between ReliaStar Investment Research, Inc. and Northstar Investment Management Corporation for the Fund's Stock and Asset Allocation Portfolios; and ratification of selection of KPMG LLP as the Fund's independent accountants for the fiscal year 2000.

      Please exercise your right to vote by completing, dating and signing the enclosed proxy card. A self-addressed, postage-paid envelope has been enclosed for your convenience. It is important that you vote and that your vote be received no later than September 16, 1999.


      We appreciate your participation and prompt response in this matter, and thank you for your continued support.

                                    By Order of the Board of Trustees,

                                    /s/ Robert B. Saginaw
                                    ---------------------

                                    Robert B. Saginaw
                                    Secretary

                               USLICO SERIES FUND
               4601 NORTH FAIRFAX DRIVE, ARLINGTON, VIRGINIA 22203

                    NOTICE OF SPECIAL MEETING OF SHAREHOLDERS
                        To be Held on September 23, 1999

To the Shareholders of USLICO Series Fund:

      Notice is hereby given that a Special Meeting (the "Meeting") of Shareholders of USLICO Series Fund (the "Fund"), a Massachusetts business trust, will be held at the offices of the Fund, 4601 North Fairfax Drive, Fourth Floor Conference Room, Arlington, Virginia on September 23, 1999, at 2:00 p.m. Eastern Time, or at such adjourned time as may be necessary for the holders of a majority of the shares of the Fund to vote for the following purposes:

           (1) To elect the Board of Trustees;

           (2)  To  approve   a  new  subadvisory  agreement  between  ReliaStar
      Investment Research, Inc. and Northstar Investment Management Corporation for the Fund's Stock and Asset Allocation Portfolios;


           (3) To ratify the selection of KPMG LLP as independent accountants of the Fund for the fiscal year ending December 31, 2000; and


           (4) To transact such other business as may properly come before the Special Meeting.

      The Trustees of the Fund have fixed the close of business on July 16, 1999 as the record date for determining shareholders entitled to notice of and to vote at the Meeting or any adjournment thereof.

                                By Order of the Board of Trustees,

                                /s/ Robert B. Saginaw
                                ---------------------

                                Robert B. Saginaw
                                Secretary

Arlington, Virginia
August 26, 1999

      Shareholders are urged to vote promptly on the above matters. Shareholders who do not expect to attend the meeting in person are requested to complete, date and sign the enclosed form of proxy and return it promptly in the envelope provided for that purpose. Instructions for the proper execution of proxies are set forth on the inside cover. Shareholders who hold shares in more than one account will receive a proxy package for each account. You must return separate proxy cards for each separate account.

                               USLICO SERIES FUND
                                 PROXY STATEMENT
                         SPECIAL MEETING OF SHAREHOLDERS
                        TO BE HELD ON SEPTEMBER 23, 1999

                               -----------------

      This proxy statement is being furnished in connection with the solicitation of proxies by USLICO Series Fund (the "Fund") for the Special Meeting of Shareholders to be held on September 23, 1999, or any adjournment thereof. The Fund is an open-end management investment company comprised of four portfolios that are offered to insurance company separate accounts ("Variable Accounts") which serve as investment vehicles for variable life products (collectively "Variable Contracts") issued by ReliaStar Life Insurance Company and ReliaStar Life Insurance Company of New York (collectively the "Affiliated Insurance Companies"). At the Special Meeting, Shareholders of the Fund will be asked to approve the election of Trustees; a new subadvisory agreement with respect to the Fund's Stock and Asset Allocation Portfolios (the "Subadvisory Agreement"), a copy of which is attached hereto as Exhibit A, between ReliaStar Investment Research, Inc. ("ReliaStar Investment" or the "Adviser") (formerly "Washington Square Advisers, Inc.") and Northstar Investment Management Corporation ("Northstar" or the "Sub-Adviser"); and ratification of the selection of KPMG LLP as independent accountants of the Fund for the fiscal year ending December 31, 2000. It is anticipated that the first mailing to shareholders of proxies and proxy statements will be on or about August 26, 1999. In accordance with current law, the Affiliated Insurance Companies will request voting instructions from the owners of the Variable Contracts ("Variable Contract Owners") and will vote shares or other voting interests in the separate account in proportion to the voting instructions received. Each Affiliated Insurance Company is required to vote shares of the Portfolio held by its
Variable Accounts in accordance with instructions received from Variable Contract Owners. Each Affiliated Insurance Company is also required to vote shares of the Portfolio held in each of their respective Variable Accounts for which no voting instructions have been received in the same proportion as it votes shares held by that Variable Account for which it has received instructions. Shares held by an Affiliated Insurance Company in its general account, if any, must be voted in the same proportion as the votes cast with respect to shares held in all of such Company's Variable Accounts in the aggregate. Variable Contract Owners permitted to give instructions to the Portfolio and the number of shares for which such instructions may be given for purposes of voting at the Meeting, and adjournment thereof, will be determined as of the record date. In connection with the solicitation of such instructions from Variable Contract Owners, it is expected that the Affiliated Insurance Companies will furnish a copy of this Proxy Statement to Variable Contract Owners.


      July 16, 1999 has been chosen as the record date to determine shareholders entitled to notice of, and to vote at, the Meeting. Shareholders are entitled to one vote for each $100 of cash value in his or her Variable Contract (less any amount of an outstanding loan and accrued interest thereon), which may be cast by proxy or by personally appearing at the Meeting. At the close of business on July 16, 1999 ("Record Date") there were the following shares of the Stock, Asset Allocation, Money Market, and Bond Portfolios, respectively, outstanding:
280,450, 144,799, 54,229, and 8,094. The Trustees and officers of the Fund as a group beneficially owned less than 1% of the outstanding shares of the Fund. ReliaStar Financial Corporation, the ultimate parent company of ReliaStar Investment and Northstar, directly or through its Affiliated Insurance

Companies owns of record 100% of the outstanding shares of the Fund. No other person was known by management of the Fund to own beneficially or of record 5% or more of the outstanding shares of the Fund on that date.

      The enclosed form of proxy, if properly executed and returned, will be voted in accordance with the instructions specified thereon. If no choice is specified, the proxy will be voted FOR the proposals, and, in the discretion of the proxies named on the proxy card, on any other matter properly brought before the Meeting. Please note that a proxy marked "abstain" is equivalent to a vote against proposals two and three.

      The enclosed proxy is revocable by you at any time prior to the exercise thereof by submitting a written notice of revocation or a subsequently executed proxy. Signing and mailing the proxy will not affect your right to give a later proxy or to attend the Meeting and vote your shares in person.

      In the event that a quorum is not obtained, or if a quorum is present at the Meeting but sufficient votes to approve the proposals are not received, the persons named as proxies may propose one or more adjournments of the Meeting to permit further solicitation of proxies. Any such adjournment will require the affirmative vote of a majority of those shares represented at the Meeting in person or by proxy. The persons named as proxies will vote those proxies which they are entitled to vote FOR the proposals in favor of such an adjournment and will vote those proxies required to be voted AGAINST the proposals against any such adjournment. A shareholder vote may be taken on the proposals in this proxy statement prior to any such adjournment if sufficient votes have been received for approval.

      The costs of soliciting proxies in the accompanying form for the Special Meeting, including the costs of preparing, printing and mailing the accompanying Notice of Special Meeting, the Secretary's letter and this proxy statement and the costs of the Special Meeting will be borne by the Fund. Proxy material will also be distributed through brokers, custodians and nominees to beneficial owners, and the Fund will reimburse such parties for reasonable charges and expenses. In addition to the use of the mails, proxies may be solicited by telephone or telegraph by officers and Trustees of the Fund, or their agents, on behalf of the Trustees of the Fund, expenses of which shall be charged to the Fund. The Fund has not retained a proxy solicitor.

      It is anticipated that the first mailing to shareholders of proxies and proxy statements will be on or about August 26, 1999. The Fund's annual report, containing financial statements for the year ended December 31, 1998, is available at no charge upon written request to Ms. Stephanie L. Beckner, USLICO Series Fund, 300 First Stamford Place, Stamford, Connecticut 06902 or by calling 1-800-595-7827.

                       PROPOSAL ONE: ELECTION OF TRUSTEES


      Pursuant to the provisions of the Declaration of Trust, the Trustees have determined that the number of Trustees will be fixed at nine. The nine nominees are listed below. Messrs. Doherty, Goode, Gosule, Lipson, May, Putnam, Smith, Turner and Wallace were nominated to the Board of Trustees by the Trust's current Board at a Special Meeting held on August 16, 1999. If elected by shareholders, the nine nominees shall constitute the entire Board, each to hold office until his successor is elected or he resigns or is otherwise removed. The current Trustees have tendered their resignations, effective upon the election of the nominees as Trustees of the Fund. If for any reason the Special Meeting is not held, the current Trustees will continue to serve as such. If any of the nominees should withdraw or otherwise become unavailable for election due to events not now known or anticipated, the proxy confers discretionary power on the persons named therein to vote for such other nominee or nominees as the Nominating Committee may recommend.


      Trustees must be elected by a plurality of the shares present at the Meeting in person or by proxy and entitled to vote thereon. Unless you give contrary instructions in the form of proxy, your proxy will be voted FOR the election of the nine nominees, and your shares will be voted FOR such other nominee or nominees as the Nominating Committee may recommend.

                                  Present Position With the Fund; Business
Nominee, Age                      Experience during the Past Five Years; Other Directorships.
---------------                   -----------------------------------------------------------
Paul S. Doherty, Age: 65          No present position with the Fund.  President,  Doherty,  Wallace,  Pillsbury and Murphy,
                                  P.C., Attorneys. Director, Tambrands, Inc. Trustee of the Northstar affiliated investment companies (since October 1993).

Robert B. Goode, Jr., Age: 69     No present position with the Fund. Currently retired.  From 1990 to 1991, Chairman of The
                                  First  Reinsurance  Company of  Hartford.  From 1987 to 1989,  President  and Director of
                                  American  Skandia Life Assurance  Company. Trustee of the Northstar affiliated investment companies (since October 1993).

Alan L. Gosule, Age: 58           No present position with the Fund. Partner,  Rogers & Wells,  Attorneys.  Director,  F.L.
                                  Putnam Investment Management Co., Inc.  Trustee of the  Northstar  affiliated  investment companies (since June 1995).

*Mark L. Lipson, Age: 50          No present  position with the Fund.  Director,  Chairman and Chief  Executive  Officer of
                                  Northstar and Northstar Holding,  Inc. Director of Northstar  Administrators  Corporation
                                  and  Northstar  Funding,  Inc.  and  Director,  Chairman and Chief  Executive  Officer of
                                  Northstar Distributors, Inc. Trustee and President of the Northstar affiliated investment companies (since October 1993).

Walter H. May, Age: 62            No present  position with the Fund.  Retired.  Former Senior Executive for Piper Jaffray,
                                  Inc. Trustee of the Northstar affiliated investment companies (since April 1996).


------------
* Deemed to be an "interested person" of the Fund, as defined by the 1940 Act.

                                  Present Position With the Fund; Business
Nominee, Age                      Experience during the Past Five Years; Other Directorships.
---------------                   -----------------------------------------------------------
David W.C. Putnam, Age: 59        No  present  position  with the  Fund.  President,  Clerk  and  Director  of F.L.  Putnam
                                  Securities Company,  Inc., F.L. Putnam Investment  Management Company,  Inc.,  Interstate
                                  Power  Company,  Inc.,  Trust Realty Corp.  and Bow Ridge Mining Co.;  Director of Anchor
                                  Investment Management  Corporation;  President and Trustee of Anchor Capital Accumulation
                                  Trust, Anchor  International Bond Trust, Anchor Gold and Currency Trust, Anchor Resources
                                  and  Commodities  Trust and Anchor  Strategic  Assets  Trust.  Trustee  of the  Northstar
                                  affiliated investment companies (since June 1995).

John R. Smith, Age: 76            No present  position with the Fund.  From  1970-1991,  Financial Vice President of Boston
                                  College;  President of New England  Fiduciary  Company  (financial  planning) since 1991;
                                  Chairman of Massachusetts  Educational  Financing  Authority since 1987; Vice Chairman of
                                  Massachusetts  Health  and  Education  Authority.  Trustee  of the  Northstar  affiliated investment companies (since June 1995).

*John G. Turner, Age: 59          No  present  position  with the  Fund.  Since  May 1993,  Chairman  and CEO of  ReliaStar
                                  Financial  Corporation  and ReliaStar Life Insurance Co. and Chairman of other  ReliaStar
                                  Affiliated  Insurance Companies since 1995. Since October 1993, Director of Northstar and affiliates.  Prior to May 1993, President and CEO of ReliaStar and Northwestern National.
                                  Chairman and Trustee of the Northstar  affiliated  investment  companies  (since  October
                                  1995).

David W. Wallace, Age: 75         No  present  position  with the  Fund.  Chairman  of  Putnam  Trust  Company,  Lone  Star
                                  Industries  and FECO  Engineered  Systems,  Inc. He is also  President and Trustee of the
                                  Robert R.  Young  Foundation  and  Governor  of the New York  Hospital.  Director  of UMC
                                  Electronics and Zurn Industries,  Inc. Former Chairman and Chief Executive Officer,  Todd
                                  Shipyards and Bangor Punta  Corporation,  and former Chairman and Chief Executive Officer of  National  Securities  & Research  Corporation.  Trustee of the  Northstar  affiliated investment companies (since October 1993).


------------
* Deemed to be an "interested person" of the Fund, as defined by the 1940 Act.


      The Board of Trustees met four times during the fiscal year ended December 31, 1998. The Board also acts as an Audit Committee that reviews and evaluates the audit function, including recommending to the Board the independent accountants to be selected for the Fund (see Proposal Three). The Audit Committee met once during the Fund's fiscal year ended December 31, 1998. The Board also acts as a Nominating Committee that is responsible for the selection and nomination of disinterested trustees. It is not expected that the Nominating Committee will consider nominees recommended by shareholders. The Nominating Committee did not meet during the fiscal year ended December 31, 1998. Each Committee consists of Trustees who are not "interested persons" of the Fund as defined in the 1940 Act ("Independent Trustees") (currently Jeri A. Eckhart, Wayne O. Jefferson, Jr., Richard C. Kaufman) and David H. Roe, a Trustee who is an interested person. Except for Mr. Roe, Officers and Trustees of the Fund who are "interested persons" of the Fund receive no salary or fees from the Fund. Each Trustee receives an annual retainer of $4,000.

      The  following  table  provides  certain   information   relating  to  the
compensation of the Fund's Trustees for the fiscal year ended December 31, 1998.

                                              Compensation Table
                                         Period Ended December 31, 1998


                                          Pension Benefits     Estimated Annual     Total Compensation
                        Compensation     Accrued as Part of      Benefits Upon         From Fund and
                          From Fund         Fund Expenses         Retirement            Complex (a)
                       --------------- --------------------  ------------------- -----------------------
Jeri A. Eckhart             $4,000               0                    0                    $4,000
Wayne O. Jefferson, Jr.      4,000               0                    0                     4,000
Richard C. Kaufman           4,000               0                    0                     4,000
David H. Roe                 4,000               0                    0                     4,000


---------------
(a) Compensation paid by the four series of the Fund.

Vote Required for Approval

      Election of the Trustees requires the approval by an affirmative vote of a plurality of the shares of the Fund present, in person or by proxy.

THE CURRENT TRUSTEES HAVE NOMINATED THE INDIVIDUALS NOTED ON PAGES THREE AND FOUR FOR ELECTION AS TRUSTEES.

                    PROPOSAL TWO: APPROVAL OF NEW SUBADVISORY
             AGREEMENT FOR THE STOCK AND ASSET ALLOCATION PORTFOLIOS

Introduction

      On August 16, 1999, a majority of the Trustees of the Fund, who are not parties to such agreement or interested persons (as defined in the 1940 Act) of any such party (the "Independent Trustees"), and a majority of the entire Board of Trustees met in person and approved, subject to the required shareholder approval described herein, the Subadvisory Agreement between ReliaStar Investment and Northstar for the Stock and Asset Allocation Portfolios, and recommended approval of the Subadvisory Agreement by shareholders of the Portfolios. The form of the Subadvisory Agreement is attached to this proxy statement as Exhibit A.

      The Subadvisory Agreement, if approved by vote of the holders of a majority of the outstanding shares of each of the Portfolios (as defined in the 1940 Act), will become effective on or about October 1, 1999, and will continue in effect for an initial term of two years. Thereafter, the Subadvisory Agreement will continue in effect from year to year, subject to approval annually by the Trustees of the Fund, on behalf of the Portfolios, or vote of the holders of a majority of the outstanding shares of each of the Portfolios (as defined in the 1940 Act), and also, in either event, to approval by a majority of the Independent Trustees. For this purpose, the vote of the holders of a majority of the outstanding shares of a Portfolio means the lesser of either (i) the vote of 67% or more of the shares of the Portfolio present at the Meeting if the holders of more than 50% of the outstanding Portfolio shares are present or represented by proxy or (ii) the vote of the holders of more than 50% of the outstanding shares of the Portfolio ("1940 Act Majority"). In the event that shareholders of either Portfolio do not approve the Subadvisory Agreement for that Portfolio, ReliaStar Investment would continue to serve as Adviser to the Portfolio without the services of the Sub-Adviser, and the Trustees of the Fund, on behalf of the Portfolio, may consider other possible courses of action with regard to the management of that Portfolio.


      THE TRUSTEES OF THE FUND BELIEVE THAT THE SUBADVISORY AGREEMENT BETWEEN RELIASTAR INVESTMENT AND NORTHSTAR IS IN THE BEST INTEREST OF EACH PORTFOLIO AND ITS SHAREHOLDERS AND, ACCORDINGLY, HAVE APPROVED THE SUBADVISORY AGREEMENT AND RECOMMEND THAT SHAREHOLDERS VOTE FOR THIS PROPOSAL.


Background and Reasons for the Proposed Arrangement


      The Fund commenced operations on April 29, 1988, and pursuant to an investment advisory agreement with the Fund dated April 1, 1995 (the "Agreement"), ReliaStar Investment Research, Inc. began managing the Fund's four portfolios. Pursuant to the Agreement, ReliaStar Investment may recommend retaining, and with the approval of the Fund, retain one or more sub-advisers to perform all or part of the advisory function. Pilgrim Baxter Value Investors, Inc. has been serving as sub-adviser to the Stock and Asset Allocations Portfolios since April 1, 1995. The Trustees, however, had expressed disappointment to ReliaStar Investment concerning the investment performance of the Stock Portfolio and the equity portion of the Asset Allocation Portfolio.

      Thereafter at a Special Meeting of the Trustees, ReliaStar Investment recommended that the Trustees consider appointing Northstar Investment Management Corporation as sub-adviser for the Stock Portfolio and that portion of the Asset Allocation Portfolio's assets that are allocated by the Adviser to the management of the sub-adviser, which is substantially the equity securities. This recommendation was based upon a number of considerations, including the additional technical expertise that a qualified sub-adviser could utilize in managing the Portfolios, with the goal of achieving enhanced investment performance. ReliaStar Investment noted that it had deemed Northstar to be qualified to provide advisory services to the Portfolios. This determination was based on Northstar's investment experience and technical expertise, the
Adviser's performance goals for the Portfolios, the efficiencies achieved because Northstar provides investment advisory services to other mutual funds dedicated to insurance company separate accounts, the cost of Northstar's services and possible other alternatives. ReliaStar Investment believed that the application of Northstar's investment philosophy in pursuing the Portfolios' objectives, the resources of the firm, and Northstar's reputation and performance record in managing equity portfolios would benefit the Portfolios and their shareholders. A sub-adviser, if a new one were selected and approved, would be subject to the supervision of the Adviser and of the Trustees of the Fund, on behalf of the Portfolio(s).

      After review of relevant information relating to Northstar and the terms of the proposed subadvisory arrangement, the Trustees concluded that entering into the Subadvisory Agreement would be in the best interests of each Portfolio and its shareholders. In considering the Subadvisory Agreement, the Trustees evaluated, as set forth more fully below, materials furnished by ReliaStar Investment and Northstar, Northstar's experience in providing various investment services to individuals and institutions, the depth of its operations, as well as the firm's reputation, integrity, and financial resources. Among other things, the Trustees also considered the demonstrated skills and capabilities of ReliaStar Investment's current management, personnel, its resources and facilities, and the fact that ReliaStar Investment would be responsible for overseeing and monitoring the Sub-Adviser management of the Portfolios. The Trustees also concluded that the advisory services to the Portfolios could be enhanced by the investment and research methods and resources offered by Northstar. After reviewing and considering the information and data presented, the Trustees concluded that approval of the Subadvisory Agreement could reasonably be expected to enhance each Portfolio's performance by making available to it additional investment and technical resources at no additional cost to the Portfolios or their shareholders.

Evaluation by the Trustees

      The terms of the new Subadvisory Agreement were reviewed by the Trustees, including the Independent Trustees, at a Special Meeting held on August 16, 1999. In considering whether to approve the Subadvisory Agreement and to submit it to shareholders for their approval, the Trustees considered a number of factors. Initially, the Trustees reviewed the Adviser's reasons for proposing the subadvisory arrangement, including, in particular, the investment performance of the Portfolios. It was noted that retaining the services of the Sub-Adviser may enhance the Portfolios' performance and assist in maintaining investors in the Portfolios. Based upon information presented by ReliaStar Investment, the Trustees concluded that utilizing the resources of a qualified investment advisory firm that specializes in the equity investments of the
Portfolios  was,  under  all  the  circumstances  in the  best  interest  of the
Portfolios. In this context, it was noted that all fees associated with retaining a sub-adviser would be borne solely by ReliaStar Investment, so that the Portfolios would incur no additional advisory expense as a result of the arrangement. The Trustees considered the services and qualifications of the Sub-Adviser. Specifically, the Trustees considered (1) the Northstar organization, including its corporate structure, financial resources, and the credentials of the firm's investment, research and technical personnel; (2) the range of services to be provided by the Sub-Adviser, its research and technical capabilities, and skills and capabilities of its staff to provide investment and related services; and (3) the nature and scope of its advisory services and the nature of the clients served by the firm. The Trustees also considered the level of the fee to be paid to the Sub-Adviser and the respective responsibilities of the Sub-Adviser and the Adviser to the Portfolios under the subadvisory arrangement. Finally, the Trustees considered performance data supplied by the Sub-Adviser.

Terms of the Subadvisory Agreement


      The terms of the new Subadvisory Agreement will be the same in all material respects as that of the current subadvisory agreement. The Subadvisory Agreement delegates to the Sub-Adviser responsibility for the management of all of the Stock Portfolio's assets and the assets of the Asset Allocation Portfolio allocated by the Adviser to the management of the Sub-Adviser, which is substantially the equity portion, with full discretion, consistent with the Portfolios' investment objectives. Accordingly, Northstar will be responsible for selecting investments for purchase, and determining the timing for the purchase and sale by the Portfolios of their investments. ReliaStar Investment, as Adviser, will be responsible for overseeing the advisory services of the Sub-Adviser and monitoring the operations of the Portfolios and their respective compliance functions. The Adviser and the Sub-Adviser will be subject to the overall supervision of the Fund's Trustees.


      The Subadvisory Agreement provides that ReliaStar Investment, at its own expense, will pay the Sub-Adviser an annual fee. Accordingly, the Subadvisory Agreement will not increase the fees paid by the Portfolios for investment advisory services. The Sub-Adviser will be paid an annual fee equal to 0.45 of 1% of the average daily net assets of the Stock Portfolio and an annual fee equal to 0.45 of 1% of the average daily net assets of the Asset Allocation Portfolio that are allocated to the Sub-Adviser for management. This fee is calculated and accrued daily and paid to the Sub-Adviser monthly. The maximum annual advisory fee which may be charged to each Portfolio, as set forth in the Investment Advisory Agreement with ReliaStar Investment is 0.50% of the first $100 million of each Portfolio's net assets and 0.45% of each Portfolio's net assets in excess of $100 million. However, all of the Variable Contracts contain a provision limiting investment advisory services to no more than an annual rate of 0.25%, which has been the rate consistently charged. The Affiliated Insurance Companies reimburse for charges which are in excess of the annual rate of 0.25% and will continue to do so.

      The Subadvisory Agreement provides that the Sub-Adviser shall exercise its best judgment in rendering its services thereunder. The Sub-Adviser shall not be liable to the Portfolios or their shareholders for its acts or omissions in rendering the services to be provided under the Subadvisory Agreement except for damages arising from or resulting by reason of the Sub-Adviser's willful misfeasance, bad faith or gross negligence in the performance of its duties or by reason of the Sub-Adviser's reckless disregard of its obligations and duties under the Subadvisory Agreement.

Northstar Investment Management Corporation


      Northstar Investment Management Corporation is registered as an investment adviser under the Investment Advisers Act of 1940. Northstar's principal address is 300 First Stamford Place, Stamford, Connecticut 06902. The firm was formed in 1993 and is an indirect wholly-owned subsidiary of ReliaStar Financial Corporation (the corporate parent of ReliaStar Investment and the Affiliated Insurance Companies). The Sub-Adviser is a Delaware corporation. The Sub-Adviser currently manages approximately $4.5 billion of assets for mutual funds, variable annuity portfolios, institutions, and collateralized bond obligations, of which the Sub-Adviser manages approximately $32 million in assets that are invested in the Northstar Galaxy Trust Emerging Growth Portfolio, a series of the Northstar Galaxy Trust which is similar in its investment objective to that of the Stock Portfolio. The Sub-Adviser receives an annual fee equal to 0.75 of 1% of the average daily net assets of the Northstar Galaxy Trust Emerging Growth Portfolio.


      Mary Lisanti will serve as the portfolio manager of the Stock Portfolio and the assets of the Asset Allocation Portfolio that are allocated to the Sub-Adviser for management, and as such, will be the person primarily responsible for the day-to-day investment management of the Stock Portfolio and the assets of the Asset Allocation Portfolio that are allocated to the Sub-Adviser for management. Ms. Lisanti serves as a Portfolio Manager and the Chief Investment Officer -- Equities at Northstar. Ms. Lisanti has over 20 years of investment management experience. Before joining Northstar, Ms. Lisanti was a Portfolio Manager at Strong Capital Management where she managed the Strong Small Cap Fund and co-managed the Strong Mid Cap Fund. From 1993 to 1996, Ms. Lisanti was a Managing Director and Head of Small and Mid-Capitalization Equity Strategies at Bankers Trust Corp. where she managed the BT Small Cap Fund and the BT Capital Appreciation Fund. Prior to Bankers Trust, Ms. Lisanti was a Portfolio Manager with the Evergreen Funds. She began her career as an Analyst specializing in emerging growth stocks with Donaldson, Lufkin & Jenrette and Shearson Lehman Hutton, and was ranked the number one Institutional Investor Emerging Growth Stock Analyst in 1989. She is a Chartered Financial Analyst, and a member of the New York Society of Security Analysts and the Financial Analyst Federation.

      The Sub-Adviser's directors and principal executive officers are listed below. Unless otherwise noted, the business address of each person is at the principal address of the Sub-Adviser.


Name                             Position at Northstar
-----                            ---------------------
Mark L. Lipson                   Director, Chairman and Chief Executive Officer
Jeffrey Aurigemma                Vice President and Senior Portfolio Manager
Stephanie L. Beckner             Vice President, Secretary and Counsel
Mary Lisanti                     Executive Vice President and Chief Investment Officer -- Equities
Agnes Mullady                    Senior Vice President, Treasurer and Chief Financial Officer



      If the new Subadvisory Agreement is approved by shareholders of each Portfolio, it is expected that it will be executed and become effective on or about October 1, 1999 and the subadivisory agreement with Pilgrim Baxter Value Investors, Inc. will be terminated. The Subadvisory Agreement may be terminated without payment of any penalty by either of the Portfolios or the Adviser upon the vote of a majority of the Trustees or by vote of the majority of the Portfolio's outstanding voting securities, upon sixty (60) days' written notice to the Sub-Adviser, or by the Sub-Adviser without cause, at any time without penalty, upon sixty (60) days' written notice to the Portfolio or Adviser. Otherwise, the Subadvisory Agreement will remain in effect for two years and thereafter will continue in effect from year to year, provided that such continuation is approved annually by the Trustees of the Fund, on behalf of the Portfolio or by vote of a majority of the outstanding voting securities of the Portfolio, and by the vote, cast in person at a meeting duly called and held, of a majority of the Trustees of the Fund who are not parties to the Subadvisory Agreement or "interested persons" (as defined in the 1940 Act) of any such party. The Subadvisory Agreement will automatically terminate in the event of its assignment (as defined in the 1940 Act) or the assignment or termination of the Agreement.


      On July 22, 1999, ReliaStar Financial Corporation ("ReliaStar"), the corporate parent of ReliaStar Investment and Northstar, entered into an agreement with Pilgrim Capital Corp. ("Pilgrim"), under which Pilgrim will merge into a subsidiary of ReliaStar. Pilgrim is the corporate parent of Pilgrim Investments, Inc., which is the investment manager of the Pilgrim Funds. Completion of the acquisition is contingent upon, among other things, approval by the directors/trustees and the shareholders of the Pilgrim Funds and certain regulatory approvals. the closing of the acquisition is scheduled for the fourth quarter of 1999. The acquisition will not result in a change in control or management of ReliaStar Investment or Northstar, and approval by the Trustees and/or shareholders of the Fund is not required. However, it is expected that, following completion of the acquisition, ReliaStar will consider various alternatives for changes in the corporate structure of the merged entities with a view towards leveraging management resources within the organization and maximizing efficiency. Accordingly, it is possible that the investment management business of Northstar may be combined with that of Pilgrim Investments, Inc. It is not anticipated that any such combination would result in any changes in the personnel primarily responsible for management of the Fund.

Vote Required For Approval

      Adoption of the Subadvisory Agreement set forth herein requires the approval by a 1940 Act Majority of Stock Portfolio and the Asset Allocation Portfolio's outstanding voting securities.

      THE TRUSTEES RECOMMEND THAT SHAREHOLDERS OF THE PORTFOLIOS VOTE TO APPROVE THE SUBADVISORY AGREEMENT.

             PROPOSAL THREE: TO RATIFY THE SELECTION OF KPMG LLP AS
                      INDEPENDENT ACCOUNTANTS OF THE FUND


      The financial statements for the Fund for the fiscal years ended December 31, 1998 and 1999 have or will be audited by Deloitte & Touche LLP, independent accountants. At its meeting on August 16, 1999 the Board of Trustees selected KPMG LLP as independent accountants for the Fund for the fiscal year ending December 31, 2000. As required by the 1940 Act, the Trustees' selection is subject to the right of the Fund, by vote of a majority of its outstanding voting securities at any meeting called for the purpose of voting on such action, to terminate such employment without penalty. The change of independent accountants was motivated by the proposed appointment of Northstar as sub-adviser to the Portfolios, as discussed above in connection with Proposal Two. The Trustees concluded that the Portfolios would benefit from the qualifications of and services provided by KPMG LLP.

      The ratification of the selection of independent accountants is to be voted upon at the Meeting and it is intended that the persons named in the accompanying proxy will vote FOR KPMG LLP unless contrary instructions are given. KPMG LLP has advised the Fund that it has no direct or material indirect ownership interest in the Fund. Representatives of Deloitte & Touche LLP and KPMG LLP are not expected to be present at the Meeting, but have been given the opportunity to make a statement if they so desire, and will be available should any matter arise requiring their presence to answer any questions.


      Vote Required For Approval

      Ratification of the selection of KPMG LLP as independent accountants for the Fund requires an affirmative vote of at least a majority of the shares of the Fund present, in person or by proxy.

      THE TRUSTEES RECOMMEND THAT SHAREHOLDERS VOTE TO APPROVE THE RATIFICATION.

Additional Information about the Adviser


      ReliaStar Investment currently serves as the investment adviser to the Fund pursuant to the Agreement. The Adviser's principal offices are located at 20 Washington Avenue South, Minneapolis, Minnesota 55401. ReliaStar Investment was organized in November of 1981 as a Minnesota corporation. ReliaStar Investment, and its affiliated companies, ReliaStar Life Insurance Company ("ReliaStar Life"), the Fund's administrator, and Washington Square Securities Inc., the Fund's distributor, are each wholly-owned by ReliaStar as is ReliaStar Life Insurance Company of New York ("RLNY"). The Fund supports the Variable Contracts issued by ReliaStar Life and RLNY. ReliaStar is a New York Stock Exchange listed company, with over $20 billion in assets, and approximately $2.1 billion in shareholders' equity as of December 31, 1998. ReliaStar, through its subsidiaries, specializes in the life and health insurance businesses, issuing and distributing individual life insurance, annuities and mutual funds, group life and health insurance and life and health reinsurance, and provides related investment management services.

      ReliaStar Investment registered with the Securities and Exchange Commission under the Investment Advisers Act of 1940 in December of 1981, and began advising mutual funds in April of 1995. Through July of 1999, ReliaStar Investment advised the four portfolios of the Fund and approximately $14.6 billion for ReliaStar Financial Corporation and its subsidiaries.


      ReliaStar Life Insurance Company, an affiliate of the Adviser, serves as administrator for the Fund pursuant to an Administrative Services Agreement entered into between the Administrator and the Fund dated January 1, 1999. The Administrator's principal offices are located at 20 Washington Avenue South, Minneapolis, Minnesota 55401. The administrator provides the overall business management and administrative services necessary to the proper conduct of the Fund's business, except for services provided by other providers to the Fund pursuant to separate service contracts, for which the Administrator acts as liaison.

      Washington Square Securities, Inc., also an affiliate of the Adviser, serves as Distributor of the Fund's shares pursuant to a Distribution Agreement entered into between the Distributor and the Fund dated February 1, 1997. The
Distributor's principal offices are located at 20 Washington Avenue South, Minneapolis, Minneapolis 55401. The Distributor conducts a continuous offering pursuant to a "best efforts" arrangement, requiring it to take and pay for only such securities as may be sold to the public through investment dealers.

Terms of the ReliaStar  Investment Advisory Agreement with the Fund


      Pursuant to the Agreement, the Adviser, at its expense, offers the Portfolios advice and assistance with respect to the selection, acquisition, holding and disposal of securities, maintains all books and records required under the 1940 Act to the extent not maintained by the Fund's custodian and will render to the Trustees such periodic and special reports as the Trustees may reasonably request. ReliaStar Investment or the Affiliated Insurance Companies pay the salary and expenses of all personnel of the Fund and ReliaStar Investment required to perform the services under the Agreement and all expenses incurred by ReliaStar Investment and the Fund in connection with the performance of ReliaStar Investment's responsibilities under the Agreement. The Portfolios bear all other expenses incurred in the operation of the Portfolios, including interest charges, taxes, fees and commissions of every kind, expenses of issue, sale, repurchase or redemption of shares, expenses of registering or qualifying shares for sale, all charges of custodians (including sums as custodian and for keeping books, performing portfolio valuations and rendering other services to the Portfolios), transfer agents, permits, registrars, auditors and legal counsel, expenses of preparing, printing and distributing to shareholders prospectuses, reports and notices to shareholders, and all costs incident to the Portfolios' organization and existence.


      The Agreement provides that the Adviser is not liable for any act or omission in the course of or in connection with rendering services thereunder in the absence of willful misfeasance, bad faith, or gross negligence in fulfilling its obligations or duties. The Agreement permits the Adviser to render services to others and to engage in other activities.

      The Agreement provides for its automatic termination in the event of its assignment (as defined in the 1940 Act) or may be terminated at any time without payment of any penalty upon no more than 60 nor less than 30 days' written notice by ReliaStar Investment, by the Trustees of the Fund, on behalf of the Portfolio(s), or by the affirmative vote of the holders of a majority of the outstanding voting securities of the Portfolios (as defined in the 1940 Act).

Fees Paid to ReliaStar Investment by the Portfolios


      For 1998, ReliaStar Investment received the following investment advisory fees: $64,509 from the Stock Portfolio, $38,430 from the Asset Allocation Portfolio, $14,571 from the Money Market Portfolio, and $7,027 from the Bond Portfolio. ReliaStar Life Insurance Company received $93,210 for its services under the Administrative Services Agreement during the same period.


      ReliaStar Investment's directors and principal executive officers, and their principal occupations, including any position with the Fund, are shown below. Unless otherwise indicated, the business address of each director and officer is 20 Washington Avenue South, Minneapolis, Minnesota 55401.

                                                                                        Position with
Name                              Principal Occupation                                  the Fund
------                            ----------------------                                --------------
Gregory M. Anderson               Senior Vice President and Portfolio Manager           None
Susan M. Bergen                   Secretary                                             None
Stephen L. Buchert                Director of Compliance                                None
Richard R. Crowl                  Senior Vice President and General Counsel             None
Gary L. Jacobson                  Senior Vice President -- Special Investments          None
Mark S. Jordahl                   President, Chief Executive Officer and Director       None
Michael L. Sheplee                Senior Vice President -- Administration and           None
                                   Treasurer
Winifred Smith                    Senior Vice President -- Real Estate                  None
John G. Turner                    Director                                              None


                                  MISCELLANEOUS


Shareholder Proposals

      Proposals of shareholders must be received by the Fund a reasonable time prior to mailing of the proxy materials for a meeting of shareholders. The submission by a shareholder of a proposal for inclusion in the proxy statement does not guarantee that it will be included. Shareholder proposals are subject to certain regulations under the federal securities laws.


Other Business

      The Trustees know of no other business to be brought before the Meeting. However, if any other matters properly come before the Meeting, it is their intention that proxies which do not contain specific restrictions to the contrary will be voted on such matters in accordance with the judgment of the persons named as proxies in the enclosed form of proxy.

Other Information


      ReliaStar Investment Research Inc. serves as the Fund's investment adviser. ReliaStar Life Insurance Company is its administrator, and Washington Square Securities, Inc. is its principal underwriter. All are located at 20 Washington Avenue South, Minneapolis, Minnesota 55401.

                                                                       EXHIBIT A

                     USLICO SERIES FUND STOCK PORTFOLIO AND
                  USLICO SERIES FUND ASSET ALLOCATION PORTFOLIO
                              SUBADVISORY AGREEMENT

      AGREEMENT made this 1st day of October, 1999 by and between ReliaStar Investment Research, Inc., a Minnesota Corporation (hereinafter the "Adviser"), investment adviser for the USLICO Series Fund Stock Portfolio and the USLICO Series Fund Asset Allocation Portfolio (collectively, the "Portfolios"), each being a series of the USLICO Series Fund (the "Trust") and Northstar Investment Management Corporation, a Delaware corporation (hereinafter the "Sub-Adviser").

      WHEREAS, the Adviser has been retained by the Trust, an open-end diversified management investment company registered under the Investment Company Act of 1940, as amended (the "1940 Act"), to provide investment advisory services to the Portfolios pursuant to an Investment Advisory Agreement dated April 1, 1995 (the "Investment Advisory Agreement"); and

      WHEREAS, the Trustees of the Trust, including a majority of the Trustees who are not "interested persons," as defined in the 1940 Act, and the Portfolios' shareholders have approved the appointment of the Sub-Adviser to perform certain investment advisory services for the Portfolios pursuant to this Subadvisory Agreement with the Adviser and the Sub-Adviser is willing to perform such services for the Portfolios;

      WHEREAS, the Sub-Adviser is registered as an investment adviser under the Investment Advisers Act of 1940, as amended ("Advisers Act");

      NOW THEREFORE, in consideration of the promises and mutual convenants herein contained, it is agreed between the Adviser and the Sub-Adviser as follows:

      1. Appointment. The Adviser hereby appoints the Sub-Adviser to perform advisory services to the Portfolios for the periods and on the terms set forth in this Subadvisory Agreement. The Sub-Adviser accepts such appointment and agrees to furnish the services herein set forth, for the compensation herein provided.

      2. Duties of Sub-Adviser. The Adviser hereby authorizes Sub-Adviser to manage the investment and reinvestment of cash and investments comprising the assets of the USLICO Series Fund Stock Portfolio and those assets of the USLICO Series Fund Asset Allocation Portfolio which are designated by the Adviser for management by the Sub-Adviser (collectively, the "Assets"), with power on behalf of and in the name of the Portfolios at Sub-Adviser's discretion; subject at all times to the supervision of the Adviser and the Trustees of the Trust:

           (a) to direct the purchase, subscription or other acquisition, and the sale, redemption, and exchange of the Assets, subject to the duty to render to the Trustees of the Trust and the Adviser such written reports regarding the Assets as often as the Trustees of the Trust or the Adviser shall reasonably require;

           (b) to make all decisions relating to the manner, method and timing of investment transactions relating to the Assets, to select brokers, dealers and other intermediaries by or through whom such transactions will be effected, and to engage such consultants, analysts and experts in connection therewith as may be considered necessary or appropriate;

           (c) to direct banks, brokers or custodians to disburse funds or assets solely in order to execute investment transactions for the Assets, provided that the Sub-Adviser shall have no other authority to direct the transfer of the Assets to itself or other persons and shall have no other authority over the disbursement (as opposed to investment decisions) of funds or assets nor any custody of any of the Assets; and

           (d) to take all such other actions as may be considered necessary or appropriate to discharge its duties hereunder; provided that any specific or general directions which the Trustees of the Trust, or the Adviser may give to the Sub-Adviser with regard to any of the foregoing powers shall, unless the contrary is expressly stated therein, override the general authority given by this provision to the extent that the Trustees of the Trust may, at any time and from time to time, direct, either generally or to a limited extent and either alone or in concert with the Adviser or the Sub-Adviser (provided that such directions would not cause the Sub-Adviser to violate any fiduciary duties or any laws with regard to the Sub-Adviser's duties and responsibilities), all or any of the same as they shall think fit and, in particular, the Adviser shall have the right to request the Sub-Adviser to place trades through brokers and other agents of the Adviser's choice, subject to the Sub-Adviser's judgment that such brokers or agents will execute such trades on the best overall terms available, taking into consideration factors the Sub-Adviser deems relevant including, without limitation, the price of the security, research or other services which render that broker's services the most appropriate for the Sub-Adviser's needs, the financial condition and dealing and execution capability of the broker or dealer and the reasonableness of the commission, if any, for the specific transaction and on a continuing basis; and provided further that nothing herein shall be construed as giving the Sub-Adviser power to manage the aforesaid cash and investments in such a manner as would cause either of the Portfolios to be considered a "dealer" in stocks, securities or commodities for U.S. federal income tax purposes.

      The Adviser shall monitor and review the performance of the Sub-Adviser under this Agreement, including but not limited to the Sub-Adviser's performance of the duties delineated in subparagraphs (a)-(d) of this provision.

      The Sub-Adviser further agrees that, in performing its duties hereunder, it will

           (a) (i) comply with the 1940 Act and all rules and regulations thereunder, the Advisers Act, the Internal Revenue Code (the "Code") and all other applicable federal and state laws and regulations, the current Prospectus and Statement of Additional Information for the Portfolios supplied to the Sub-Adviser by the Adviser, and with any applicable procedures adopted by the Trustees in writing supplied to the Sub-Adviser by the Adviser; (ii) manage the Portfolios in accordance with the investment requirements for regulated investment companies under Subchapter M of the Code and regulations issued thereunder; (iii) direct the placement of orders pursuant to its investment determinations for the Assets directly with the issuer, or with any broker or dealer, in accordance with applicable policies expressed in the Portfolios' Prospectus and/or Statement of Additional Information and in accordance with applicable legal requirements.

           (b) furnish to the Portfolios whatever non-proprietary reports the Portfolios may reasonably request with respect to the Assets or contemplated strategies. In addition, the Sub-Adviser will keep the Portfolios and the Trustees informed of developments materially affecting the Assets and shall, on the Sub-Adviser's own initiative, furnish to the Portfolios from time to time whatever information the Sub-Adviser believes appropriate for this purpose;

           (c) make available to the Portfolios' administrator, Northstar Administrators Corporation (the "Administrator"), the Adviser, and the Portfolios, promptly upon their request, such copies of its investment records and ledgers with respect to the Portfolios as may be required to assist the Adviser, the Administrator and the Portfolios in their compliance with applicable laws and regulations. The Sub-Adviser will furnish the Trustees with such periodic and special reports regarding the Portfolios as they may reasonably request;

           (d) immediately notify the Adviser and the Portfolios in the event that the Sub-Adviser or any of its affiliates: (i) becomes aware that it is subject to a statutory disqualification that prevents the Sub-Adviser from serving as an investment adviser pursuant to this Subadvisory Agreement; or (ii) becomes aware that it is the subject of an administrative proceeding or enforcement action by the Securities and Exchange Commission ("SEC") or other regulatory authority. The Sub-Adviser further agrees to notify the Portfolios and the Adviser immediately of any material fact known to the Sub-Adviser respecting or relating to the Sub-Adviser that is not contained in the Trust's Registration Statement, or any amendment or supplement thereto, but that is required to be disclosed therein, and of any statement contained therein that becomes untrue in any material respect. The Portfolios, Adviser, Administrator, and their Affiliates shall likewise immediately notify the Sub-Adviser if any of them becomes aware of any regulatory action of the type described in this subparagraph 2(d).

      3. Allocation of Charges and Expenses. The Sub-Adviser shall pay all expenses associated with the management of its business operations in performing its responsibilities hereunder, including the cost of its own overhead, research, compensation and expenses of its directors, officers and employees, and other internal operating costs; provided, however, that the Sub-Adviser shall be entitled to reimbursement on a monthly basis by the Adviser of all reasonable out-of-pocket expenses properly incurred by it in connection with serving as Sub-Adviser to the Assets. For the avoidance of doubt, each Portfolio shall bear its own overhead and other internal operating costs (whether incurred directly or by the Adviser or the Sub-Adviser) including, without limitation:

           (a) the costs incurred by the Portfolio in the preparation and printing of the Prospectus or any offering literature (including any form of advertisement or other solicitation materials calculated to lead to investors subscribing for shares);

           (b) all fees and expenses on behalf of the Portfolio to the Transfer Agent and the Custodian;

           (c) the reasonable fees and expenses of accountants, auditors, lawyers and other professional advisors to the Portfolio;

           (d) any interest, fee or charge payable on or on account of any borrowing by the Portfolio;

           (e) fiscal and governmental charges and duties relating to the purchase, sale, issue or redemption of shares and increases in authorized share capital of the Portfolio;

           (f) the fees of any stock exchange or over-the-counter market on which shares of the Portfolio may from time to time be listed, quoted or dealt in and the expenses of obtaining any such listing, quotation or permission to deal;

           (g) the fees and expenses (if any) payable to Trustees;

           (h) brokerage, fiscal or governmental charges or duties in respect of or in connection with the acquisition, holding or disposal of any of the assets of the Portfolio or otherwise in connection with its business;

           (i) the expenses of publishing details and prices of shares of the Portfolio in newspapers and other publications;

           (j) all expenses incurred in the convening of meetings of shareholders or in the preparation of agreements or other documents relating to the Portfolio or in relation to the safe custody of the documents of title of any investments;

           (k) all Trustees communication costs; and

           (l) all premiums and costs for Portfolio insurance and blanket fidelity bonds.

      4. Compensation. As compensation for the services provided by the Sub-Adviser under this Agreement, the Adviser will pay the Sub-Adviser at the end of each calendar month an advisory fee computed daily at an annual rate equal to 0.45 of 1% of the average daily net asset value of the Assets. The "average daily net asset value" of the Assets shall mean the value placed on the Assets as of 4:00 p.m. (New York time) on each day on which the net asset value of the Portfolios is determined consistent with the provisions of Rule 22c-1 under the 1940 Act or, if the Portfolios lawfully determine the value of their net assets as of some other time on each business day, as of such other time. The value of the Assets shall always be determined pursuant to the applicable provisions of the Trust's Declaration of Trust and the Registration Statement. If, pursuant to such provisions, the determination of net asset value is suspended for any particular business day, then for the purposes of this Section 4, the value of the Assets as last determined shall be deemed to be the value of the Assets as of the close of regular trading on the New York Stock Exchange, or as of such other time as the value of the Assets may lawfully be determined, on that day. If the determination of the net asset value of the shares of the Portfolio has been so suspended for a period including any month end when the Sub-Adviser's compensation is payable pursuant to this Section, the Sub-Adviser's compensation payable at the end of such month shall be computed on the basis of the value of the Assets as last determined (whether during or prior to such month). If the Portfolios determine the value of the Assets more than once on any day, then the last such determination thereof on that day shall be deemed to be the sole determination thereof on that day for the purposes of this
Section 4.

      5. Books and Records. The Sub-Adviser agrees to maintain such books and records with respect to its services to the Portfolios as are required by
Section 31 under the 1940 Act, and rules adopted thereunder, and by other applicable legal provisions, and to preserve such records for the periods and in the manner required by applicable laws or regulations. The Sub-Adviser also agrees that records it maintains and preserves pursuant to Rules 31a-2 under the 1940 Act (excluding trade secrets or intellectual property rights) in connection with its services hereunder are the property of the Portfolios and will be surrendered promptly to the Portfolios upon its request and the Sub-Adviser further agrees that it will furnish to regulatory authorities having the requisite authority any information or reports in connection with its services hereunder which may be requested in order to determine whether the operations of the Portfolios are being conducted in accordance with applicable laws and regulations.

      6. Standard of Care and Limitation of Liability. The Sub-Adviser shall exercise its best judgment in rendering the services provided by it under this Subadvisory Agreement. The Sub-Adviser shall not be liable for any error of judgment or mistake of law or for any loss suffered by the Portfolios or the holders of the Portfolios' shares or by the Adviser in connection with the matters to which this Subadvisory Agreement relates, provided that nothing in this Subadvisory Agreement shall be deemed to protect or purport to protect the Sub-Adviser against liability to the Portfolios or to holders of the Portfolios' shares or to the Adviser to which the Sub-Adviser would otherwise be subject by reason of willful misfeasance, bad faith or gross negligence on its part in the performance of its duties or by reason of the Sub-Adviser's reckless disregard of its obligations and duties under this Subadvisory Agreement. As used in this
Section 6, the term "Sub-Adviser" shall include any officers, directors, employees or other affiliates of the Sub-Adviser performing services for the Portfolios.

      7. Services Not Exclusive. The Advisor understands that the Sub-Adviser now acts, will continue to act and may act in the future as investment advisor to fiduciary and other managed accounts and as investment advisor to other investment companies, and, except as may be separately agreed to from time to time between the Adviser and the Sub-Adviser, the Trust has no objection to the Sub-Adviser so acting, provided that whenever the Portfolios and one or more other accounts or investment companies advised by the Sub-Adviser have available funds for investment, investments suitable and appropriate for each will be allocated in accordance with a methodology believed to be equitable to each entity. The Sub-Adviser agrees to allocate similar opportunities to sell securities. The Adviser recognizes that, in some cases, this procedure may limit the size of the position that may be acquired or sold for the Portfolios. In addition, the Adviser understands that the persons employed by the Sub-Adviser to assist in the performance of the Shareholder's duties hereunder will not devote their full time to such service and nothing contained herein shall be deemed to limit or restrict the right of the Sub-Adviser or any affiliate of the Sub-Adviser to engage in and devote time and attention to other business or to render services of whatever kind or nature.

      8. Duration and Termination. This Subadvisory Agreement shall become effective as of the date of its execution and shall continue in effect for a period of two years from the date of execution. Thereafter, this Subadvisory Agreement shall continue automatically for successive annual periods, provided such continuance is specifically approved at least annually by (i) the Trust's Trustees or (ii) a vote of a "majority" (as defined in the 1940 Act) of each Portfolio's outstanding voting securities, provided that in either event the continuance also is approved by a majority of the Trust's Trustees who are not "interested persons" (as defined in the 1940 Act) of any party to this Subadvisory Agreement, by vote cast in person at a meeting called for the purpose of voting on such approval. Notwithstanding the foregoing, this Subadvisory Agreement may be terminated: (a) at any time without penalty by either Portfolio or the Adviser upon the vote of a majority of the Trustees or by vote of a majority of the Portfolio's outstanding voting securities, upon sixty (60) days written notice to the Sub-Adviser, or (b) by the Sub-Adviser without cause at any time without penalty, upon sixty (60) days written notice to the Trust or the Adviser. This Subadvisory Agreement will terminate automatically five business days after the Sub-Adviser receives written notice of the termination of the Investment Advisory Agreement. This Subadvisory Agreement will also terminate automatically in the event of its assignment (as defined in the 1940 Act).

      9. Amendments. No provision of this Subadvisory Agreement may be changed, waived, discharged or terminated orally, but only by an instrument in writing signed by both parties, and no material amendment of this Subadvisory Agreement shall be effective until approved by an affirmative vote of (i) a majority of the outstanding voting securities of each Portfolio, and (ii) a majority of the Trustees of the Trust, including a majority of Trustees who are not interested persons of any party to this Subadvisory Agreement, cast in person at a meeting called for the purpose of voting on such approval, if such approval is required by applicable law.

      10. Indemnification. (a) The Adviser hereby agrees to indemnify the Sub-Adviser and its affiliates from and against all liabilities, losses, expenses, reasonable attorneys' fees and costs (other than attorneys' fees and costs in relation to the preparation of this Agreement; each party bearing responsibility for its own such costs and fees) or damages (other than liabilities, losses, expenses, attorneys' fees and costs or damages arising from the Sub-Adviser failing to meet the standard of care required in Section 6 of this Subadvisory Agreement in the performance by the Sub-Adviser of, or its failure to perform, the services required hereunder), arising from the Adviser's (its affiliates and their respective agents and employees) failure to perform its duties or assume its obligations hereunder, or from its wrongful actions or omissions, including, but not limited to, any claims for non-payment of advisory fees; claims asserted or threatened by any shareholder of the Portfolios, governmental or regulatory agency, or any other person; claims arising from any wrongful act by the Portfolios or any of the Trust's trustees, officers, employees, or representatives, or by the Adviser, its officers, employees or representatives, or from any actions by the Portfolios' distributors or any representative of the Portfolios; any action or claim against the Sub-Adviser based on any alleged untrue statement or misstatement of material fact in any registration statement, prospectus, shareholder report or other information or materials covering shares filed or made public by the Portfolios or any amendment thereof or supplement thereto, or the failure or alleged failure to state therein a material fact required to be stated in order that the statements therein are not misleading, provided that such claim is not based upon information provided to the Adviser by the Sub-Adviser or approved by the Sub-Adviser in the manner provided in paragraph 12(b) of this Agreement, or which facts or information the Sub-Adviser failed to provide or disclose. With respect to any claim for which the Sub-Adviser shall be entitled to indemnity hereunder, the Adviser shall assume the reasonable expenses and costs (including any reasonable attorneys' fees and costs) of the Sub-Adviser of investigating and/or defending any claim asserted or threatened by any party, subject always to the Adviser first receiving a written undertaking from the Sub-Adviser to repay any amounts paid on its behalf in the event and to the extent of any subsequent determination that the Sub-Adviser was not entitled to indemnification hereunder in respect of such claim.

      (b) The Sub-Adviser hereby agrees to indemnify the Adviser, its affiliates and the Portfolios from and against all liabilities, losses, expenses, reasonable attorneys' fees and costs (other than attorneys' fees and costs in relation to the preparation of this Agreement; each party bearing responsibility for its own such costs and fees) or damages (other than liabilities, losses, expenses, attorneys fees and costs or damages arising from the Adviser's failure to perform its responsibilities hereunder or claims arising from its acts or failure to act in performing this

Agreement) arising from Sub-Adviser's (its affiliates and their respective agents and employees) willful misfeasance, bad faith or gross negligence in the performance of its duties or by reason of the Sub-Adviser's reckless disregard of its obligations and duties under this Subadvisory Agreement, or arising from failure to act in any action or claim against the Adviser based on any alleged untrue statement or misstatement of a material fact made or provided by or with the consent of Sub-Adviser contained in any registration statement, prospectus, shareholder report or other information or materials relating to the Portfolios and shares issued by the Portfolios, or the failure or alleged failure to state a material fact therein required to be stated in order that the statements therein are not misleading, which fact should have been made or provided by the Sub-Adviser to the Adviser. With respect to any claim for which the Adviser is entitled to indemnity hereunder, the Sub-Adviser shall assume the reasonable expenses and costs (including any reasonable attorneys' fees and costs) of the Adviser of investigating and/or defending any claim asserted or threatened by any party, subject always to the Sub-Adviser first receiving a written undertaking from the Adviser to repay any amounts paid on its behalf in the event and to the extent of any subsequent determination that the Adviser was not entitled to indemnification hereunder in respect of such claim.

      (c) In the event that the Sub-Adviser or Adviser is or becomes a party to any action or proceedings in respect of which indemnification may be sought hereunder, the party seeking indemnification shall promptly notify the other party thereof. After becoming notified of the same, the party from whom indemnification is sought shall be entitled to participate in any such action or proceeding and shall assume any payment for the full defense thereof with counsel reasonably satisfactory to the party seeking indemnification. After properly assuming the defense thereof, the party from whom indemnification is sought shall not be liable hereunder to the other party for any legal or other expenses subsequently incurred by such party in connection with the defense thereof, other than damages, if any, by way of judgment, settlement, or otherwise pursuant to this provision. The party from whom indemnification is sought shall not be liable hereunder for any settlement of any action or claim effected without its written consent, which consent shall not be unreasonably withheld.

      11. Independent Contractor. Sub-Adviser shall for all purposes of this Agreement be deemed to be an independent contractor and, except as otherwise expressly provided herein, shall have no authority to act for, bind or represent the Portfolios in any way or otherwise be deemed to be an agent of the Portfolios. Likewise, the Portfolios, the Adviser and their respective affiliates, agents and employees shall not be deemed agents of the Sub-Adviser and shall have not authority to bind Sub-Adviser.

      12. Use of Name. (a) The Portfolios may, subject to sub-clause (b) below, use the name, "Northstar Investment Management Corporation" or "Northstar" for promotional purposes only for so long as this Agreement (or any extension, renewal or amendment thereof) continues in force, unless the Sub-Adviser shall specifically consent in writing to such continued use thereafter. Any permitted use by the Portfolios during the term hereof of the name of the Sub-Adviser or Northstar shall in no way prevent the Sub-Adviser or any of it shareholders or any of their successors, from using or permitting the use of such name (whether singly or in any combination with any other words) for, by or in connection with an entity or enterprise other than the Portfolios. The name and right to the name Northstar Investment Management Corporation or any derivation of the name Northstar shall at all times be owned and be the sole and exclusive property of
Northstar  and  its  affiliated  entities.   Northstar   Investment

Management Corporation, by entering into this Agreement, is allowing the Portfolios to use the name Northstar Investment Management Corporation and/or Northstar solely by or on behalf of the Portfolios. At the conclusion of this Agreement or in the event of any termination of this Agreement or if the Sub-Adviser's services are terminated for any reason, each of the authorized parties and their respective employees, representatives, affiliates, and associates agree that they shall immediately cease using the name Northstar Investment Management Corporation and/or Northstar of said name for any purpose whatsoever.

      (b) The Adviser and its affiliates shall not publish or distribute, and shall cause the Portfolios not to publish or distribute to Portfolio shareholders, prospective investors, sales agents or members of the public any disclosure document, offering literature (including any form of advertisement or other solicitation materials calculated to lead investors to subscribe for and purchase shares of the Portfolios) or other document referring by name to the Sub-Adviser or any of its affiliates, unless the Sub-Adviser shall have consented in writing to such references in the form and context in which they appear; provided however, that where the Portfolios timely seek to obtain approval of disclosure contained in any documents required to be filed by the Portfolios, and such approval is not forthcoming on or before the date on which such documents are required by law to be filed, the Sub-Adviser shall be deemed to have consented to such disclosure.

      13. Miscellaneous.

      (a) This Subadvisory Agreement shall be governed by the laws of the State of Massachusetts, provided that nothing herein shall be construed in a manner inconsistent with the 1940 Act, the Advisers Act, or rules or orders of the SEC thereunder. In the event of any litigation in which the Adviser and the Sub-Adviser are adverse parties and there are no other parties to such litigation, such action shall be brought in the United States District Court for the State of Massachusetts, located in Boston, Massachusetts.

      (b)  The  captions  of  this   Subadvisory   Agreement  are  included  for
convenience only and in no way define or limit any of the provisions hereof or otherwise affect their construction or effect.

      (c) This Agreement may be executed in one or more counterparts, all of which taken together shall be deemed to constitute one and the same instrument.

      14. Notices. Any notice, instruction or other instrument required or permitted to be given hereunder may be delivered in person to the offices of the parties as set forth therein during normal business hours, or delivered or sent by prepaid registered mail, express mail or by facsimile to the parties at such offices or such other address as may be notified by either party from time to time. Such notice, instruction or other instrument shall be deemed to have been served, in the case of a registered letter at the expiration of seventy-two (72) hours after posting; in the case of express mail, within twenty-four (24) hours after dispatch; and in the case of facsimile, immediately on dispatch, and if delivered outside normal business hours it shall be deemed to have been received at the next time after delivery or transmission when normal business hours commence. Evidence that the notice, instruction or other instrument was properly addressed, stamped and put into the post shall be conclusive evidence of posting.
                                      A-8

      15. Non-Solicitation. Adviser, its affiliates and their respective agents (including brokers engaged in marketing and selling shares of the Portfolios), and each of their employees and affiliates agree not to knowingly solicit to invest, or accept or retain as investors, in the Portfolios any persons or entities who are clients of or investors in any portfolio or investment vehicle managed by any entity owned or affiliated with Northstar Investment Management Corporation.

      IN WITNESS WHEREOF, the parties hereto have caused this instrument to be executed by their officers designated below as of October 1, 1999.

                              Northstar Investment Management Corporation

                              By:_________________________________________
                                           MARK L. LIPSON
                                           Chairman and CEO

                              ReliaStar Investment Research, Inc.

                              By:_________________________________________
                                           MARK S. JORDAHL
                                           President and CEO

--------------------------------------------------------------------------------
                                    APPENDIX
--------------------------------------------------------------------------------

RELIASTAR LIFE INSURANCE COMPANY

USLICO SERIES FUND _____ PORTFOLIO             SPECIAL MEETING OF SHAREHOLDERS -
                                                              SEPTEMBER 23, 1999
VOTING INSTRUCTIONS                    PROXY SOLICITED ON BEHALF OF THE TRUSTEES


      The undersigned, revoking previous instructions, hereby appoints David H. Roc and Robert B. Saginaw, and each of them, with full power of substitution and relocation, as proxies, to vote all shares of the above-referenced Portfolio (the "Portfolio"), a series of the USLICO Series Fund (the "Fund"), a Massachusetts business trust, which are held in the account of the undersigned in the Variable Account at the Special Meeting of persons having a voting interest in the Porfolio, to be held on September 23, 1999 at 2:00 p.m. Eastern Time, at the offices of the Fund, 4601 North Fairfax Drive, Arlington, Virginia, and at any and all adjouirments thereof. Messrs. Roc and Saginaw are hereby instructed to vote on each proposal described in the Proxy Statement as specified on the reverse side. Receipt of the Notice of the Meeting and the accompanying Proxy Statement is hereby acknowledged.

                                               PLEASE VOTE, SIGN, DATE AND
                                               PROMPTLY MAIL THIS VOTING
                                               INSTRUCTION IN THE ENCLOSED
                                               ENVELOPE. NO POSTAGE IS NECESSARY
                                               IF MAILED IN THE UNITED STATES.


                                               Date: ______________________ 1999

                                               This  voting  instruction  shall
                                               be signed  exactly  as your
                                               name(s) appear hereon. If
                                               attorney, executor, guardian or
                                               in some  other  capacity  or as
                                               an  officer  of a  corporation,
                                               please state capacity or title as
                                               such.


                    ------------------------------------------------------------
                    Signature(s)

                                                                    USLICO
PLEASE VOTE, SIGN AND DATE ON THE REVERSE SIDE AND MAIL THIS VOTING INSTRUCTION FORM IN THE ENCLOSED ENVELOPE. NO POSTAGE IS NECESSARY IF MAILED IN THE UNITED STATES.

This Voting Instructions Form, when properly executed, will be voted in accordance with the instructions marked below by the undersigned. In the absence of contrary instructions, this Instruction Form will be voted FOR the proposal.

PLEASE VOTE BY FILLING IN THE APPROPRIATE BOX BELOW.

1.   Proposal  to  elect  the  Board  of      FOR                 WITHHELD
Trustees (all  Portfolios).                   [ ]                   [ ]

  Paul S. Doherty                       Walter H. May          David W. Wallace

  Robert B. Goode                       David D.C. Putnam

  Alan L. Gosule                        John R. Smith

  Mark L. Lipson                        John G. Turner

SHAREHOLDERS MAY WITHHOLD THEIR VOTE FOR ANY NOMINEE(S) BY WRITING THAT NOMINEE'(S) NAME(S) IN THE SPACE PROVIDED BELOW.

-----------------------------------------------

2.    Proposal    to   approve   a   new      FOR        AGAINST        ABSTAIN
sub-advisory  agreement  for the  USLICO      [ ]          [ ]            [ ]
Series  Fund Stock and Asset  Allocation
Portfolios  (only  the  Stock  and Asset
Allocation Portfolios).

3.  Proposal to ratify the  selection of
KPMG LLP as independent  accountants for
the  Fund (all Portfolios) and, in their      [ ]          [ ]            [ ]
discretion, upon such other business as may come before the meeting of any adjournments thereof.
                                                                   USLICO